                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                        RULE 13E-3/A TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                            ------------------------

                             Capital Re Corporation
                              (Name of the Issuer)

                            Capital Re Corporation
                                  ACE Limited
                      (Name of Person(s) Filing Statement)

                                  Common Stock
                           par value $0.01 per share
                         (Title of Class of Securities)

                                  140432  105
                     (CUSIP Number of Class of Securities)


      Alan S. Roseman                                 Peter N. Mear
  Capital Re Corporation                        General Counsel & Secretary
1325 Avenue of the Americas                           The ACE Building
  New York, New York 10019                         30 Woodbourne Avenue
       (212) 974-0100                             Hamilton HM 08, Bermuda
                                                        (441) 295-5200

          (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement)

                                with copies to:


                Michael J. Silver               Edward S. Best
             Hogan & Hartson L.L.P.          Mayer, Brown & Platt
            111 South Calvert Street       190 South LaSalle Street
            Baltimore, Maryland 21202       Chicago, Illinois 60603
                 (410) 659-2700                 (312) 782-0600



This statement is filed in connection with (check the appropriate box):
   a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Act of 1934.
   b. [X] The filing of a registration statement under the Securities Act of 1933.
   c. [_] A tender offer.
   d. [_] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                                  INTRODUCTION

     This Amendment No. 1 to Schedule 13E-3 Transaction Statement (the "Statement") is being filed by Capital Re Corporation, a Delaware corporation (the "Company") and ACE Limited ("Purchaser"), a Cayman Islands company whose stock is traded on the NYSE. Purchaser holds approximately 15.9% of the outstanding shares of common stock, par value $0.01 per share (the "Shares"), of the Company. This Statement relates to a proposed merger (the "Merger") in which the Company would merge with a wholly owned subsidiary of Purchaser and the Shares, other than those Shares held by Purchaser, would be converted into 0.65 of a Purchaser ordinary share plus a cash payment equal to the difference between the market value of 0.65 of a Purchaser ordinary share and $14.00. In no event will the cash payment be less than $1.30, or more than $4.68, per Share. This Amendment No. 1 amends and restates the Schedule 13E-3 Transaction Statement filed by Purchaser on November 12, 1999.

     The following cross reference sheet is being supplied pursuant to General Instruction F to the Statement and shows the location in the Proxy Statement/Prospectus contained in Amendment No. 1 to the Registration Statement on Form S-4 (the "Proxy Statement") filed by the Purchaser with the Securities and Exchange Commission on November 29, 1999, of the information required to be included in response to the items of this Statement. The information set forth in the Proxy Statement, which is attached hereto as Exhibit (d)(1), is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the applicable provisions of the Proxy Statement.

                             CROSS REFERENCE SHEET
Item in Schedule 13E-3                          Location in Proxy Statement
----------------------                          ---------------------------
Item 1(a)...................................    "The Parties" in the Summary of
                                                the Proxy Statement and "The
                                                Special Meeting -- Record Date;
                                                Quorum; Vote Required"

Item 1(b)...................................    "The Special Meeting -- Record
                                                Date; Quorum; Vote Required"

Item 1(c)...................................    "Comparative Market Price and
                                                Dividend  Information" in the
                                                Summary of the Proxy Statement

Item 1(d)...................................    "Dividends" in the Summary of
                                                the Proxy Statement

Item 1(e)...................................    *

Item 1(f)...................................    "Special Factors -- Background
                                                of the Merger"

Item 2(a)-(g)...............................    *

Item 3(a)-(b)...............................    "Special Factors -- Background
                                                of the Merger"

Item 4(a)...................................    "Special Factors" and "The
                                                Merger Agreement"

Item 4(b)...................................    "The Stockholder Support
                                                Agreements"

Item 5(a)-(e)...............................    "Special Factors -- Purpose,
                                                Alternatives, Reasons
                                                and Effects of the Merger" and
                                                "Special Factors -- Plans or
                                                Proposals"

Item 5(f)-(g)...............................    "Special Factors -- Delisting
                                                and Deregistration of Capital
                                                Re Common Stock; Cessation of
                                                Capital Re Periodic Reporting"

Item 6(a)-(d)...............................    "Special Factors -- The Merger,"
                                                "Special Factors -- Source and
                                                Amount of Funds" and "Special
                                                Factors -- Fees and Expenses"

Item 7(a)...................................    "Special Factors -- Purpose,
                                                Alternatives, Reasons and
                                                Effects of the Merger,"
                                                "Special Factors -- Capital Re's
                                                Reasons for the Merger;
                                                Recommendation of the Board of
                                                Directors of Capital Re" and
                                                "Special Factors -- Purpose,
                                                Alternatives, Reasons and
                                                Effects of the Merger"

Item 7(b)...................................    "Special Factors -- Background
                                                of the Merger"

Item 7(c)...................................    "Special Factors -- Accounting
                                                Treatment," "Special Factors--
                                                Background of the Merger,"
                                                "Special Factors --Material
                                                United States Federal Income Tax
                                                Consequences" and "Special
                                                Factors -- Purpose,
                                                Alternatives, Reasons and
                                                Effects of the Merger"

Item 7(d)...................................    "Special Factors"

Item 8(a)-(b)...............................    "Special Factors -- Position of
                                                ACE Regarding Fairness of the
                                                Merger," "Special Factors --
                                                Capital Re's Reasons for the
                                                Merger; Recommendation of the
                                                Board of Directors of Capital
                                                Re" and "Special Factors --
                                                Background of the Merger"

Item 8(c)...................................    "The Special Meeting -- Record
                                                Date; Quorum; Vote Required"

Item 8(d)-(e)...............................    "Special Factors -- Capital Re's
                                                Reasons for the Merger; Recom-
                                                mendation of the Board of
                                                Directors of Capital Re"

Item 8(f)...................................    "Special Factors -- Background
                                                of the Merger"

Item 9(a)-(c)...............................    "Special Factors -- Capital Re's
                                                Reasons for the Merger;
                                                Recommendation of the Board of
                                                Directors of Capital Re" and
                                                "Special Factors --
                                                Presentation of the Financial
                                                Advisor to ACE"

Item 10(a)..................................    "Information Regarding
                                                Directors, Executive Officers
                                                and Five Percent Stockholders"
                                                and "The Stockholder Support
                                                Agreements"

Item 10(b)..................................    *

Item 11.....................................    "The Merger Agreement," "The
                                                Capital Support Agreement," "The
                                                Stock Option Agreement" and "The
                                                Stockholder Support Agreements"

Item 12(a)-(b)..............................    "Special Factors -- Capital Re's
                                                Reasons for the Merger;
                                                Recommendation of the Board of
                                                Directors of Capital Re,"
                                                "The Special Meeting -- Record
                                                Date; Quorum; Vote Required" and
                                                "The Stockholder Support
                                                Agreements"

Item 13(a)..................................    "Special Factors -- Dissenters'
                                                Rights" and "Comparison of
                                                Stockholders' Rights and
                                                Description of the Share Capital
                                                of ACE Following the Merger --
                                                Appraisal Rights"

Item 13(b)-(c)..............................    *

Item 14(a)-(b)..............................    "Unaudited ProForma Condensed
                                                Consolidated Financial
                                                Information of ACE," "Unaudited
                                                ProForma Condensed Consolidated
                                                Balance Sheet," "ProForma
                                                Balance Sheet Footnotes,"
                                                "Unaudited ProForma Condensed
                                                Consolidated Statements of
                                                Operations," "ProForma Footnotes
                                                for the Year Ended September 30,
                                                1998" and "Where You Can Find
                                                More Information"

Item 15(a)-(b)..............................    "Special Factors -- Background
                                                of the Merger," "The Merger --
                                                Capital Re's Reasons for the
                                                Merger" and "Special Factors --
                                                Recommendation of the Board of
                                                Directors of Capital Re"

Item 16.....................................    *

Item 17(a)-(e)..............................    Separately included herewith

Item 17(f)..................................    *

----------------
*  This information is provided only in this Schedule 13E-3.

Item 1.      Issuer and Class of Security Subject to the Transaction.

     (a) The information set forth in "The Parties" in the Summary of the Proxy Statement and in "The Special Meeting -- Record Date; Quorum; Vote Required" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "The Special Meeting -- Record Date; Quorum; Vote Required" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in "Comparative Market Price and Dividend Information" in the Summary of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in "Dividends" in the Summary of the Proxy Statement is incorporated herein by reference.

     (e) In a registered underwritten public offering on April 14, 1998, Purchaser sold 16.5 million of its ordinary shares for $36.75 per share for net proceeds of approximately $606 million.

     (f) The information set forth in "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

Item 2.      Identity and Background.

     (a)-(g) This Schedule 13E-3 is filed by the Company and Purchaser.

     With respect to the Company, (i) the information set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 under the heading "Business of Capital Re - Executive Officers" is hereby incorporated by reference pursuant to General Instruction D of Schedule 13E-3, (ii) the information set forth in the Company's 1999 Definitive Proxy Statement is hereby incorporated by reference pursuant to General Instruction D of Schedule 13E-3,
(iii) the information set forth in the Proxy Statement under the heading "Information Regarding Directors, Executive Officers and Five Percent Stockholders" is incorporated herein by reference, and (iv) with respect to Messrs. Frederico and Kramer, the information pertaining to such individuals set forth in Schedule I to the Proxy Statement is incorporated herein by reference.

     With respect to Purchaser, the information set forth in Schedule I to the Proxy Statement is incorporated herein by reference.

     To the best of the undersigneds' knowledge, none of the persons with respect to whom information is provided in response to this item was during the last five years (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

Item 3.      Past Contacts, Transactions or Negotiations.

     (a)-(b) The information set forth in "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

Item 4.      Terms of the Transaction.

     (a) The information set forth in "Special Factors" and "The Merger Agreement" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "The Stockholder Support Agreements" of the Proxy Statement is incorporated herein by reference.

Item 5.      Plans or Proposals of the Issuer or Affiliate.

     (a)-(e) The information set forth in "Special Factors -- ACE's Reasons for the Merger" and "Special Factors -- Plans or Proposals" of the Proxy Statement is incorporated herein by reference.

     (f)-(g) The information set forth in "Special Factors -- Delisting and Deregistration of Capital Re Common Stock; Cessation of Capital Re Periodic Reporting" of the Proxy Statement is incorporated herein by reference.

Item 6.      Source and Amounts of Funds or Other Consideration.

     (a)-(d) The information set forth in "Special Factors -- The Merger," "Special Factors -- Source and Amount of Funds" and "Special Factors --
Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

Item 7.      Purpose(s), Alternatives, Reasons and Effects.

     (a) The information set forth in "Special Factors -- ACE's Reasons for the Merger," "Special Factors -- Capital Re's Reasons for the Merger; Recommendation of the Board of Directors of Capital Re" and "Special Factors
-- Purpose, Alternatives, Reasons and Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in "Special Factors -- Accounting Treatment," "Special Factors -- Background of the Merger," "Special Factors
-- Material United States Federal Income Tax Consequences" and "Special Factors -- Purpose, Alternatives, Reasons and Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in "Special Factors" of the Proxy Statement is incorporated herein by reference.

Item 8.      Fairness of the Transaction.

     (a)-(b) The information set forth in "Special Factors -- Position of
ACE Regarding Fairness of the Merger," "Special Factors -- Capital Re's
Reasons for the Merger; Recommendation of the Board of Directors of Capital Re" and "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in "The Special Meeting -- Record Date; Quorum; Vote Required" of the Proxy Statement is incorporated herein by reference.

     (d)-(e) The information set forth in "Special Factors -- Capital Re's Reasons for the Merger; Recommendation of the Board of Directors of Capital Re" of the Proxy Statement is incorporated herein by reference.

     (f) The information set forth in "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

Item 9.      Reports, Opinions, Appraisals and Certain Negotiations.

     (a)-(c) The information set forth in "Special Factors -- Capital Re's Reasons for the Merger; Recommendation of the Board of Directors of Capital Re" and "Special Factors -- Presentation of the Financial Advisor to ACE" of the Proxy Statement is incorporated herein by reference.

Item 10.     Interest in Securities of the Issuer.

     (a) The information set forth in "Information Regarding Directors, Executive Officers and Five Percent Stockholders" and "The Stockholder Support Agreements" of the Proxy Statement is incorporated herein by reference.

     (b)     None.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

     The information set forth in "The Merger Agreement," "The Capital Support Agreement," "The Stock Option Agreement" and "The Stockholder Support Agreements" of the Proxy Statement is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

     (a)-(b) The information set forth in "Special Factors -- Capital Re's Reasons for the Merger; Recommendation of the Board of Directors of Capital Re", "The Special Meeting -- Record Date; Quorum; Vote Required" and "The
Stockholder Support Agreements" of the Proxy Statement is incorporated herein by reference.

Item 13.     Other Provisions of the Transaction.

     (a) The information set forth in "Special Factors -- Dissenters' Rights" and "Comparison of Stockholders' Rights and Description of the Share Capital of ACE Following the Merger -- Appraisal Rights" of the Proxy Statement is incorporated herein by reference.

     (b)-(c) Not applicable.

Item 14.     Financial Information.

     (a)-(b) The information set forth in "Unaudited ProForma Condensed Consolidated Financial Information of ACE," "Unaudited ProForma Condensed Consolidated Balance Sheet," "ProForma Balance Sheet Footnotes," "Unaudited ProForma Condensed Consolidated Statements of Operations," and "ProForma Footnotes for the Year Ended September 30, 1998" of the Proxy Statement, "Ratio of Earnings to Fixed Charges and Preferred Share Dividends of ACE" of the Purchaser's Prospectus dated August 17, 1999, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, is incorporated herein by reference.

Item 15.     Persons and Assets Employed, Retained or Utilized.

     (a) The information set forth in the Proxy Statement under "Special Factors--Background of the Merger," "The Merger--Capital Re's Reasons for the Merger," and "Special Factors--Recommendation of the Board of Directors of Capital Re" is incorporated herein by reference.

     (b) The information set forth in the Proxy Statement under "Special Factors--Opinion of Capital Re's Financial Advisor" is incorporated herein by reference. The Bank of New York has been retained as the paying agent in connection with the Merger and will be paid reasonable and customary compensation for its services in connection with the Merger, plus reimbursement for out-of-pocket expenses and indemnification against certain liabilities and expenses in connection therewith, including certain liabilities under the Federal securities laws.

Item 16.     Additional Information.

     Additional information concerning the Merger is set forth in the Proxy Statement and the entirety of the Proxy Statement is incorporated herein by reference.

Item 17.     Material to be Filed as Exhibits.

     (a)-(e) The Exhibit Index attached to this Transaction Statement is incorporated herein by reference.

     (f)     Not applicable.

                                   SIGNATURES


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.


Dated:  November 29, 1999.         CAPITAL RE CORPORATION

                                   By: /s/ Alan S. Roseman
                                       Name: Alan S. Roseman
                                       Title: Executive Vice President,
                                              General Counsel and Secretary

                                   ACE LIMITED


                                   By /s/ Peter Mear
                                     Name: Peter Mear
                                     Title: General Counsel and Secretary

                                 EXHIBIT INDEX

                                                                      Sequentially
Exhibit No.                      Description                          Numbered Page
-----------                      -----------                          -------------
    (a)      Not Applicable

    (b)(1) Opinion of Goldman, Sachs & Co. (attached as Appendix C to the Proxy Statement/Prospectus)

    (b)(2)   Written Presentation Materials of Credit Suisse
             First Boston Corporation*

    (c)(1)   Stock Option Agreement (attached as Appendix B to the
             Proxy Statement/Prospectus)

    (c)(2)   Capital Support Agreement

    (c)(3) Agreement and Plan of Merger, as amended (attached as Appendix A to the Proxy Statement/Prospectus)

    (c)(4)   Stockholder Support Agreements

    (d)(1)   Proxy Statement/Prospectus

    (d)(2) Capital Re Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1999 is incorporated herein by reference

    (d)(3) Capital Re Corporation Definitive Proxy Statement on Schedule 14A filed on April 26, 1999 is incorporated herein by reference

    (e) Appraisal Rights under Delaware General Corporation Law (attached as Appendix D to the Proxy Statement/Prospectus)

* Previously filed